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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1

                                       TO

                                 LOAN AGREEMENT

         AMENDMENT NO. 1 dated and effective as of March 16, 2001, among NICHOLAS FINANCIAL, INC. ("Borrower"), BANK ONE, NA, a national banking association with its principal offices in Columbus, Ohio ("Bank One"), the financial institutions listed on the signature pages hereof (the "Existing Lenders") and BANK OF AMERICA, N.A., as agent for the Existing Lenders (the "Agent").

         WHEREAS, the Borrower, the Agent and the Existing Lenders are parties to a certain Amended and Restated Loan and Security Agreement, dated as of August 1, 2000 (the "Loan Agreement"), pursuant to which the Existing Lenders have agreed, subject to the terms and conditions therein set forth, to provide certain financial accommodations to the Borrower; and

         WHEREAS, at the request of the Borrower Bank One has agreed to become a party to the Loan Agreement and a Lender thereunder, with a Commitment of $15,000,000;

         WHEREAS, the Existing Lenders and the Agent are willing to accept the addition of Bank One as a party to and a Lender under the Loan Agreement with a Commitment as aforesaid;

         WHEREAS, the Borrower desires that the Lenders amend certain provisions of the Loan Agreement, and the Lenders are willing, subject to the terms and conditions hereinafter set forth, to do so;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan Agreement.

         SECTION 2. AMENDMENTS

                           (a)      Clause (m) of the definition of "Eligible
Contracts" set forth in Section 1.1 of the Loan Agreement is amended to delete the word "and" at the end of subclause (vi) and to add the following before the period at the end of subclause (vii):

                                    "and

                                             (viii)   the aggregate number of
                                    Direct Loan Contracts does not exceed 10% of the total number of Contracts outstanding at any one time."

                           (b)      From and after the effective date of this
Amendment, Bank One shall become a party to, and a Lender under, the Loan Agreement, with a Commitment on such effective date equal to $15,000,000. Accordingly, from and after

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the effective date of this Amendment, (i) all references in the Loan Agreement and the other Loan Documents to "Lender" or "Lenders" shall include Bank One, all references therein to "Commitment" or "Commitments" shall include the commitment of Bank One specified herein, all references therein to "Loan" or "Loans" shall include any loan made by Bank One under the Loan Agreement pursuant to its Commitment provided for herein and all references therein to "Obligations" shall include all present and future liabilities, obligations and debts owing by any Obligor to Bank One under the Loan Agreement or any other Loan Document, as amended hereby and from time to time hereafter, (ii) the Maximum Revolver Amount under the Loan Agreement shall be increased by $15,000,000 (the amount of Bank One's Commitment) from $60,000,000 to $75,000,000 and (iii) the definition of "Maximum Revolver Amount" set forth in
Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

                                    "Maximum Revolver Amount" means
                                    $75,000,000."

                           (c)      Section 3.8 of the Loan Agreement is amended
to delete the amount of "$10,000" set forth in the first line thereof and substituting therefor the amount of "$20,000."

                           (d)      Section 6.6 of the Loan Agreement is amended
to add the following as the second sentence thereof:

                                            "Such examination, audit and
                                    inspection shall be conducted by the Agent at least once per calendar year."

                           (e)      Section 9.21 of the Loan Agreement is
amended to delete the ratio "5 to 1" set forth in clause (b) thereof and substituting therefor the ratio "4.75 to 1."

                           (f)      Section 9.29 of the Loan Agreement is hereby
amended to read in its entirety as follows:

                                            "9.29     Credit Guidelines. The
                                    Borrower shall not make any changes in its Credit Guidelines (a copy of which has been previously furnished by the Borrower to the Lenders) without the Lenders' prior written consent which any of the Lenders may withhold in its sole and absolute discretion. The Borrower shall not purchase or otherwise acquire contracts which do not comply with the Credit Guidelines."

         SECTION 3. EFFECTIVENESS. The amendment made herein shall become effective when Bank One and the Existing Lenders shall have duly executed and delivered this Agreement and counterparts hereof shall have been duly executed and delivered to the Agent by the Borrower.

         SECTION 4. COUNTERPARTS AND GOVERNING LAW. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Agreement shall be governed by, and construed in accordance with the law of the State of New York.

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         SECTION 5. REFERENCES TO LOAN AGREEMENT. From and after the effectiveness of this Agreement and the waivers and agreements contemplated hereby, all references in the Loan Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan Agreement as certain provisions thereof are amended or supplemented by this Agreement, and all references in other documents to the Loan Agreement shall mean such agreement as certain provisions thereof are amended or supplemented by this Agreement.

         SECTION 6. INVALIDITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or if for any reason it is not deemed so modified, it shall be ineffective and valid only to the extent of such prohibition or invalidity without the remainder thereof or any of the remaining provisions of this Agreement being prohibited or invalid.

         SECTION 7. RATIFICATION AND CONFIRMATION. The Loan Agreement is hereby ratified and confirmed and, except as herein otherwise agreed, remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          Borrower:

                                          NICHOLAS FINANCIAL, INC.

                                          By: /s/ Peter Vosotas
                                              ----------------------------------
                                          Title: Chairman, CEO & Pres.

                                          Agent:

                                          BANK OF AMERICA, N.A.,
                                            as Agent

                                          By: /s/ James C. Smith
                                              ----------------------------------
                                          Title: Vice President

                                          Existing Lenders:

                                          BANK OF AMERICA, N.A.

                                          By: /s/ James C. Smith
                                              ----------------------------------
                                          Title: Vice President

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                                          HIBERNIA NATIONAL BANK

                                          By: /s/ W. Michael Lee Jr.
                                              ----------------------------------
                                          Title: Assistant Vice-President

                                          Bank One:

                                          BANK ONE, NA

                                          By: /s/ Jeffrey Gluntz
                                              ----------------------------------
                                          Title: Commercial Loan Officer

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